Old Westbury Funds, Inc.
Prospectus

Old Westbury All Cap Core Fund	OWACX
Old Westbury Large Cap Strategies Fund	OWLSX
Old Westbury Small & Mid Cap Strategies Fund	OWSMX
Old Westbury Strategic Opportunities Fund	OWSOX
Old Westbury Fixed Income Fund	OWFIX
Old Westbury Municipal Bond Fund	OWMBX

March 1, 2017

Bessemer Investment Management llc

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OLD WESTBURY FUNDS, INC.

Prospectus

March 1, 2017

Bessemer Investment Management LLC—the
Investment Adviser (the “Adviser”) to the Funds listed on the front cover of this Prospectus
(each, a “Fund” and collectively, the “Funds”)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FUND SUMMARIES

Old Westbury All Cap Core Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.71%
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(2)	1.05%

(1)	The Management Fee has been restated to reflect the increase in the management fee effective December 30, 2016.
(2)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities of any market capitalization. The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what generally are considered small-cap stocks, mid-cap stocks and large-cap stocks. The Fund may focus its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-

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counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. The Fund also may invest in exchange-traded funds (“ETFs”) and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, industry, market, economic, political, regulatory, geopolitical, and other conditions. The value of an equity security can decline significantly in response to these conditions.

Market Capitalization Risk —To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Foreign Market Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk — The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

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Fixed Income Securities Risk — Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true: debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI Large Cap Index (Net) (the Fund’s prior index). On December 30, 2016, the Fund changed its primary benchmark from the MSCI ACWI Large Cap Index (Net) to the MSCI ACWI Investable Market Index (Net) to reflect the Fund’s current strategy and its ability to invest across the entire capitalization range of equity securities throughout the world. In addition, on March 1, 2017, the Fund also compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 90% weighting in the MSCI USA Index (Gross) and a 10% weighting in the MSCI ACWI ex USA Index (Net). The Net version of each index reflects no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to December 30, 2016, the Fund was named the Old Westbury Large Cap Core Fund and operated under a different investment strategy. Prior to November 16, 2011, the Fund was named the Old Westbury U.S. Large Cap Fund and operated under a different investment strategy of investing at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Prior to October 2, 2008, the Fund was named the Old Westbury Large Cap Equity Fund and operated under a different investment strategy. The performance information shown below largely represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

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During the periods shown in the bar chart, the highest return for a quarter was 13.19% (quarter ended 6/30/2009) and the lowest return for a quarter was (26.05)% (quarter ended 12/31/2008).

Average Annual Total Returns (for the periods ended 12/31/2016)	1 Year	5 Years	10 Years
Fund Return Before Taxes	7.32%	8.03%	1.92%
Fund Return After Taxes on Distributions	7.05%	7.47%	1.55%
Fund Return After Taxes on Distributions and Sale of Shares	4.37%	6.37%	1.55%
MSCI ACWI IMI (Net) (reflects no deduction for fees, expenses or income taxes)	8.36%	9.61%	3.84%
MSCI ACWI Large Cap Index (Net) (reflects no deduction for fees, expenses or income taxes)	8.00%	9.26%	3.48%
90% MSCI US Gross &10% MSCI ACWI ex USA (Net) (reflects no deduction for fees, expenses or income taxes)	10.91%	13.61%	6.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Mr. John Alexander Christie, Managing Director of the Adviser, has managed the Fund since November 16, 2011.

Mr. John Hall, Managing Director of the Adviser, has managed the Fund since December 30, 2016.

Mr. Jeffrey A. Rutledge, Managing Director of the Adviser, has managed the Fund since December 30, 2016.

Mr. Michael Morrisroe, Principal of the Adviser, has managed the Fund since December 30, 2016.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 29 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 29 of this Prospectus.

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Old Westbury Large Cap Strategies Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.81%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses(1)	1.15%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the MSCI ACWI Investable Market Index (IMI). The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2016, the smallest market capitalization in this group was $10.2 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund employs multiple investment strategies which the Adviser believes are complementary. The Fund invests in securities the Adviser believes have potential for above average returns and active currency strategies. The Fund

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invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, other investment companies, including exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options, swap contracts, and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, currency value fluctuations or movements in the securities markets. In addition, the Fund may engage in short sales. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. Fixed income securities held by the Fund may be of any maturity.

The Fund may employ a managed volatility equities strategy. Under such strategy, the Adviser seeks to achieve a low volatility portfolio by using a proprietary quantitative process that measures equity securities’ attractiveness by considering and weighting multiple factors relating to the market valuation, corporate management competence and security-specific components of an issuer. Under the managed volatility equities strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $1.0 billion.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser and sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, industry, market, economic, political, regulatory, geopolitical, and other conditions. The value of an equity security can decline significantly in response to these conditions.

Foreign Market Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk — The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

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U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Fixed Income Securities Risk — Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true: debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Multi-Style Management Risk — Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

Growth Style Investment Risk — Growth stocks can perform differently from the market as a whole and from other types of stocks. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short-term.

Value Style Investment Risk — Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Quantitative Investment Strategy Risk — From time to time, a portion of the Fund may be managed using a proprietary quantitative process. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI Large Cap Index (Net). The Net version of the index reflects no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to November 16, 2011, the Fund was named the Old Westbury Non-U.S. Large Cap Fund and operated under a different investment strategy of investing at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization non-U.S. companies. Prior to July 29, 2008, the Fund was named the Old Westbury International Fund and operated under a different investment strategy of investing in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which were

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listed on recognized foreign securities exchanges. The performance information shown below may not be representative of the performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 20.35% (quarter ended 9/30/2010) and the lowest return for a quarter was (21.36)% (quarter ended 9/30/2011).

Average Annual Total Returns (for the periods ended 12/31/2016)	1 Year	5 Years	10 Years
Fund Return Before Taxes	4.73%	9.87%	2.25%
Fund Return After Taxes on Distributions	4.29%	9.41%	1.80%
Fund Return After Taxes on Distributions and Sale of Shares	3.04%	7.81%	1.88%
MSCI ACWI Large Cap Index (Net) (reflects no deduction for fees, expenses or income taxes)	8.00%	9.26%	3.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers.

Mr. Michael Crawford, Managing Director of the Adviser, has managed the Fund since January 9, 2012.

Mr. Harry Hagey, Jr., Managing Director of the Adviser, has managed the Fund since November 16, 2011.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since January 15, 2016.

Ms. Nancy Sheft, Managing Director of the Adviser, has managed the Fund since October 25, 2016.

Ms. Holly MacDonald, Managing Director of the Adviser, has managed the Fund since October 25, 2016.

Sands Capital Management, LLC (“Sands”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. David Levanson, Sunil Thakor and Perry Williams are the portfolio managers of Sands’ portion of the Fund. Messrs. Levanson and Thakor have been

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portfolio managers of Sand’s portion of the Fund since November 16, 2011 and Mr. Williams has been a portfolio manager of Sand’s portion of the Fund since June 1, 2013.

Harding Loevner LP (“Harding Loevner”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Harding Loevner’s portion of the Fund’s portfolio is managed under an investment team structure by Rusty Johnson, Craig Shaw, Pradipta Chakrabortty, Scott Crawshaw and Richard Schmidt. Messrs. Johnson and Shaw are co-lead portfolio managers and have the ultimate authority and accountability with respect to decisions made by Harding Loevner’s investment team. Messrs. Johnson, Shaw, Chakrabortty, Crawshaw and Schmidt have been the portfolio managers of Harding Loevner’s portion of the Fund since February 13, 2015. Mr. Johnson joined Harding Loevner in 1994. Mr. Shaw joined Harding Loevner in 2001. Mr. Chakrabortty joined Harding Loevner in 2008. Mr. Crawshaw joined Harding Loevner in 2014. Mr. Schmidt joined Harding Loevner in 2011.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 29 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 29 of this Prospectus.

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Old Westbury Small & Mid Cap Strategies Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1),(2)	1.17%
Less Fee Waiver(2)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.12%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waiver in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)	Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2019 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.11%. This commitment may be changed or terminated at any time after October 31, 2019 with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$358	$630	$1,408

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a broad, diversified portfolio of securities of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and securities of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Adviser currently defines small and medium capitalization companies as companies having, at the time of initial investment, a market capitalization not greater

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than the smallest 40% by market capitalization of the companies that comprise the MSCI ACWI Investable Market Index (IMI). The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2016, the largest market capitalization in this group was $18.1 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund may employ a managed volatility equities strategy. Under such strategy, the Adviser seeks to achieve a low volatility portfolio by using a proprietary quantitative process that measures equity securities’ attractiveness by considering and weighting multiple factors relating to the market valuation, corporate management competence and security-specific components of an issuer. Under the managed volatility equities strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $1.0 billion.

The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund also may invest in government fixed income securities, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and REIT-like entities, corporate bonds, and a variety of derivatives, including futures, options, swap contracts and other derivative instruments, to increase return, to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. Fixed income securities held by the Fund may be of any maturity or quality, including investment grade securities, below investment grade rated securities (sometimes referred to as “junk bonds”) and unrated securities determined by the Adviser or sub-advisers to be of comparable quality.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, industry, market, economic, political, regulatory, geopolitical, and other conditions. The value of an equity security can decline significantly in response to these conditions.

Smaller and Mid-Sized Company Risk — Smaller and mid-sized companies may be more vulnerable to market downturns and adverse business or economic events and may be less liquid than securities in larger companies.

Foreign Market Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates

11

can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk — The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk — Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws.

U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Fixed Income Securities Risk — Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Interest Rate Risk — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true: debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Multi-Style Management Risk — Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

High-Yield, Lower-Grade Debt Securities Risk — High-yield and lower-grade debt securities (sometimes referred to as “junk bonds”) are high risk investments and may cause principal and investment losses to the Fund to a greater extent than investment grade debt securities. Such debt securities may be considered to be speculative and may be more vulnerable to the risks associated with fixed income securities, particularly price volatility and market conditions attributable to adverse economic or political developments.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Quantitative Investment Strategy Risk — From time to time, a portion of the Fund may be managed using a proprietary quantitative process. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

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Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI SMID Cap Index (Net) . The Net version of the index reflects no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to December 30, 2016, the Fund was named the Old Westbury Small & Mid Cap Fund. Prior to October 2, 2008, the Fund was named the Old Westbury Global Small Cap Fund and operated under a different investment strategy of investing at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 15.96% (quarter ended 9/30/2010) and the lowest return for a quarter was (19.83)% (quarter ended 9/30/2011).

Average Annual Total Returns (for the periods ended 12/31/2016)	1 Year	5 Years	10 Years
Fund Return Before Taxes	8.91%	10.45%	7.22%
Fund Return After Taxes on Distributions	7.37%	8.68%	6.07%
Fund Return After Taxes on Distributions and Sale of Shares	6.31%	8.26%	5.83%
MSCI ACWI SMID Cap Index (Net) (reflects no deduction for fees, expenses or income taxes)	9.26%	10.54%	4.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers.

Ms. Nancy Sheft, Managing Director of the Adviser, has managed the Fund since October 25, 2016.

Ms. Holly MacDonald, Managing Director of the Adviser, has managed the Fund since October 25, 2016.

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Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since June 2016.

Mr. John Hall, Managing Director of the Adviser, has managed the Fund since 2008.

Mr. Michael Morrisroe, Principal of the Adviser, has managed the Fund since February 28, 2014.

Dimensional Fund Advisors LP (“Dimensional”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Dimensional manages its portion of the Fund’s portfolio using a team approach which includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel. Messrs. Joseph H. Chi, Jed S. Fogdall, Arun Keswani and Ms. Mary T. Phillips are responsible for coordinating the day-to-day management of Dimensional’s portion of the fund. Ms. Phillips has been a portfolio manager of Dimensional’s portion of the Fund since 2017. Mr. Keswani has been a portfolio manager for Dimensional’s portion of the fund since 2016. Messrs. Chi and Fogdall have been portfolio managers of Dimensional’s portion of the Fund since 2010.

Champlain Investment Partners, LLC (“Champlain”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Champlain’s portion of the Fund has been managed by a team of investment professionals led by Mr. Scott T. Brayman since January 1, 2006.

Mondrian Investment Partners Limited (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mondrian’s portion of the Fund has been managed by a team of investment professionals led by Dr. Ormala Krishnan, PhD, who heads Mondrian’s developed and emerging markets small cap teams, since January 21, 2011.

Martingale Asset Management, L.P. (“Martingale”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Martingale’s portion of the Fund has been managed by a team of investment professionals led by Mr. James M. Eysenbach since August 9, 2016.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 29 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 29 of this Prospectus.

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Old Westbury Strategic Opportunities Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.03%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.16%
Total Annual Fund Operating Expenses(1),(2)	1.48%
Less Fee Waiver(2)	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.36%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)	Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2019 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.20%. This commitment may be changed or terminated at any time after October 31, 2019 with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$435	$776	$1,740

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing throughout the world in a broad range of equity securities, securities that have equity-like characteristics and fixed-income securities. Investments may include common stocks, preferred stocks, convertible securities, corporate bonds, asset-backed securities, including mortgage-backed obligations, real estate investment trusts (“REITs”), structured notes, depositary receipts, U.S. and non-U.S. Government fixed-income securities, inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., and commodity-linked

15

instruments. The Fund may seek to capture the return potential created by market dislocations. The Fund invests in securities issued by companies of any capitalization size. Securities held by the Fund may be of any maturity or quality, including below investment grade rated securities (sometimes referred to as “junk bonds”) and unrated securities determined by the Adviser or sub-advisers to be of comparable quality. The Fund invests in different types of securities and asset classes to the extent permitted by applicable laws, regulations and orders.

The Fund’s portfolio may include investments in both domestic and foreign securities, including securities issued by companies or governments in emerging market countries. The relative attractiveness of particular currencies may be a factor in the Adviser’s or sub-advisers’ investment decisions with respect to security selection. The Fund also may invest in a variety of derivatives, including among others, futures, options, swap contracts, forward contracts, including forward foreign currency exchange contracts, and other derivative instruments, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets (including relevant indexes) and currency value fluctuations. In addition, the Fund may invest in private placements and exchange-traded funds (“ETFs”). The Fund may engage in short selling and other investment techniques.

The Adviser employs sub-advisers for some asset classes, or segments of specific asset classes, and allocates the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments. The Adviser’s investment process consists of fundamental research as well as the use of proprietary quantitative models that evaluate a universe of equity securities based on a number of factors which could include valuation, revenues, earnings, capital discipline, financial leverage and volatility.

The Fund seeks to gain exposure to commodities through direct investments in commodities-related instruments, derivatives and other investments and through investments in OWF Strategic Opportunities Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment goal as the Fund. In addition, the Subsidiary (like the Fund) will limit its investment in illiquid assets to 15% of its net assets. In this regard, the Fund’s investment in the Subsidiary is considered liquid. The Subsidiary pursues its investment goal by investing in commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these investments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. Additionally, for purposes of monitoring compliance with certain provisions of the 1940 Act, including those governing investment policies, capital structure and leverage, and affiliated transactions and custody, the Fund will consider the assets of the Subsidiary to be the assets of the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Fund’s investment in the Subsidiary, it will be subject to the risks associated with the derivatives and other investments in which the Subsidiary invests, which are discussed elsewhere in the Prospectus.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, industry, market, economic, political, regulatory, geopolitical, and other conditions. The value of an equity security can decline significantly in response to these conditions.

16

Smaller and Mid-Sized Company Risk — Smaller and mid-sized companies may be more vulnerable to market downturns and adverse business or economic events and may be less liquid than securities in larger companies.

Foreign Market Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Currency Management Strategies Risk — Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser or sub-advisers expect. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates and, when used for purposes other than hedging, may further increase the Fund’s exposure to foreign investment losses.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk — Real estate investment trusts or REITs carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT and adverse changes to the tax laws.

Fixed Income Securities Risk — Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Developing Market Countries Risk — The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Interest Rate Risk — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true: debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

High-Yield, Lower-Grade Debt Securities Risk — High-yield and lower-grade debt securities (sometimes referred to as “junk bonds”) are high risk investments and may cause principal and investment losses to the Fund to a greater extent than investment grade debt securities. Such debt securities may be considered to be speculative and may be more vulnerable to the risks associated with fixed income securities, particularly price volatility and market conditions attributable to adverse economic or political developments.

U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

17

Mortgage-Backed and Asset-Backed Securities Risk — Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets, and delinquencies and losses of the underlying mortgage or assets. Additionally, political risks and legal developments may adversely affect the value and liquidity of these securities.

Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Convertible Securities Risk — Convertible securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying security, currency, index or instrument, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates or volatility. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Structured Notes Risk — Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates.

Commodities Risk — The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

Inflation-Protected Securities Risk — The value of an inflation-protected debt security generally will fall when real interest rates rise.

Restricted Securities Risk — Restricted securities carry the risk that few potential purchasers for such securities may exist.

Short Sales Risk — Short sales involve the risk that losses may be exaggerated, potentially causing the Fund to lose more money than the actual cost of the investment.

Certain Tax Risk — Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Strategic Opportunities Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Based on the principles underlying the private letter ruling issued to other taxpayers, the Fund seeks to gain exposure to the commodity markets through investments in the Subsidiary. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. Additionally, the tax treatment and characterization of the Fund’s distribution may vary significantly from time to time because of the varied nature of the Fund’s investments. The Subsidiary is treated as a “controlled foreign corporation” and the Fund is treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Fund is required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “Subpart F income,” whether or not such income is distributed by the Subsidiary, and there will be a corresponding adjustment to the Fund’s tax basis in the

18

subsidiary. This reporting disparity may give rise to differences when calculating distributable earnings or deficits under U.S. GAAP and U.S. federal income tax rules, and such differences could be material.

Loan Participations and Assignments Risk — Loan participations and assignments of portions of loans involve special types of risk, including credit risk, interest rate risk, liquidity risk and the risks of being a lender.

Multi-Style Management Risk — Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

Subsidiary Risk — Because the Fund will invest a portion of its assets in the Subsidiary, which may hold commodities-related instruments, derivatives and other investments described in this Prospectus, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary generally is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodities-related instruments, derivatives and other investments.

Quantitative Investment Strategy Risk — From time to time, a portion of the Fund may be managed using a proprietary quantitative process. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment goal.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI All Country World Investable Market Index (IMI) (Net). The Fund also compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 60% weighting in the MSCI All Country World Investable Market Index (IMI) (Net) and a 40% weighting in the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (Net) (the “Blended Index”). The Net version of each index reflects no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 11.13% (quarter ended 9/30/2009) and the lowest return for a quarter was (15.12)% (quarter ended 12/31/2008).

Average Annual Total Returns (for the periods ended 12/31/2016)	1 Year	5 Years	Since Inception (11/28/07)
Fund Return Before Taxes	4.57%	6.55%	1.83%
Fund Return After Taxes on Distributions	3.79%	4.97%	0.15%
Fund Return After Taxes on Distributions and Sale of Shares	2.65%	4.60%	0.77%
MSCI ACWI IMI (Net) (reflects no deduction for fees, expenses or income taxes)	8.36%	9.61%	3.27%
60% MSCI ACWI IMI (Net) & 40% Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (Net) (reflects no deduction for fees, expenses or income taxes)	5.76%	6.51%	3.61%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser for the Subsidiary.

Portfolio Managers and Sub-Advisers.

Mr. Gregory M. Lester, Managing Director of the Adviser, has managed the Fund since its inception.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since its inception.

Mr. Amit Bortz, Principal of the Adviser, has managed the Fund since February 28, 2014.

BlackRock Financial Management, Inc. (“BlackRock”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. Ibrahim Incoglu and Randy Robertson have been portfolio managers of BlackRock’s portion of the Fund since May 1, 2014.

Muzinich & Co., Inc. (“Muzinich”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. Michael McEachern, Warren Hyland and Thomas Samson have been the portfolio managers of Muzinich’s portion of the Fund since October 24, 2013.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 29 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 29 of this Prospectus.

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Old Westbury Fixed Income Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.74%
Less Shareholder Servicing Fee Waiver(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.64%

(1)	Bessemer Trust Company, N.A. has contractually committed through October 31, 2019 to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time after October 31, 2019 with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$209	$384	$892

Portfolio Turnover

The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade bonds and notes of any maturity. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. Government securities. The Adviser attempts to manage the Fund’s “total return” (which includes both changes in principal value of the Fund’s securities and income earned) by lengthening or shortening the average maturity of the Fund’s securities according to whether the Adviser expects market interest rates to rise or decline. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. In addition, the Fund may invest in exchange-traded funds (“ETFs”), convertible securities, municipal securities, and inflation-

21

protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S. fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk — Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Interest Rate Risk — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true: debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions within an acceptable time frame or at an acceptable price.

U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Inflation-Protected Securities Risk — The value of an inflation-protected debt security generally will fall when real interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk — Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

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Convertible Securities Risk — Convertible securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

Foreign Market Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 7.61% (quarter ended 12/31/2008) and the lowest return for a quarter was (2.22)% (quarter ended 12/31/2016).

Average Annual Total Returns (for the periods ended 12/31/2016)	1 Year	5 Years	10 Years
Fund Return Before Taxes	0.77%	1.01%	3.57%
Fund Return After Taxes on Distributions	0.20%	0.29%	2.50%
Fund Return After Taxes on Distributions and Sale of Shares	0.44%	0.48%	2.43%
Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (reflects no deduction for fees, expenses, or income and withholding taxes)	1.51%	1.59%	3.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may

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differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since November 30, 2012.

Ms. Beatriz M. Cuervo, Principal of the Adviser, has managed the Fund since February 28, 2014.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 29 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 29 of this Prospectus.

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Old Westbury Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.69%
Less Shareholder Servicing Fee Waiver(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.59%

(1)	Bessemer Trust Company, N.A. has contractually committed through October 31, 2019 to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time after October 31, 2019 with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$193	$357	$832

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade municipal securities, which include tax-free debt securities of states, territories, and possessions of the U.S. and political subdivisions and taxing authorities of these entities, with a goal of seeking total return (consisting of current income that is exempt from regular federal income tax and capital appreciation). At least 80% of the Fund’s income from investments in municipal securities will be exempt from regular federal income tax. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund invests, as a non-fundamental policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund also may invest in exchange-traded funds (“ETFs”). Fixed income securities held by the Fund may be of any maturity.

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Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk — Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Geographic Focus Risk — To the extent that the Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Adverse economic, political, and regulatory conditions affecting the state are likely to affect the Fund’s performance.

Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Interest Rate Risk — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true: debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions within an acceptable time frame or at an acceptable price.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

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Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index, the Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index. The Fund also compares its performance to the Lipper Short-Intermediate Municipal Debt Funds Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 6.15% (quarter ended 9/30/2009) and the lowest return for a quarter was (3.99)% (quarter ended 12/31/2010).

Average Annual Total Returns (for the periods ended 12/31/2016)	1 Year	5 Years	10 Years
Fund Return Before Taxes	(0.35)%	1.05%	2.90%
Fund Return After Taxes on Distributions	(0.55)%	0.93%	2.82%
Fund Return After Taxes on Distributions and Sale of Shares	0.30%	1.09%	2.71%
Lipper Short-Intermediate Municipal Debt Funds Index (reflects no deduction for fees, expenses or income and withholding taxes)	(0.08)%	1.27%	2.64%
Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index (reflects no deduction for fees, expenses or income and withholding taxes)	(0.15)%	1.68%	3.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Manager. Mr. Bruce A. Whiteford, Managing Director of the Adviser, has managed the Fund since its inception.

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Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 29 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 53 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 29 of this Prospectus.

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PURCHASE AND SALE OF FUND SHARES

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Funds’ and/or the Adviser’s discretion. Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent (as defined below). Shares of a Fund will be sold at its next determined net asset value. Notwithstanding the foregoing, the Funds and the Adviser reserve the right to reject any purchase request at any time, for any reason.

For additional information regarding the purchase and sale of Fund shares, please turn to the sections entitled “What Do Shares Cost?” on page 47, “How Do I Purchase Shares?” on page 47 and “How Do I Redeem Shares?” on page 49 of this Prospectus.

FINANCIAL INTERMEDIARY COMPENSATION

Each Fund pays Bessemer Trust Company, N.A. (“Bessemer”) a shareholder servicing fee for certain shareholder support services. Bessemer may in turn engage other parties including broker/dealers, banks, trust companies, investment advisers and other financial institutions and intermediaries to provide such shareholder support services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. For additional information, please turn to the section entitled “Distribution and Shareholder Servicing of Fund Shares” on page 56 of this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Goals

The investment goal of each Fund described above is not fundamental and may be changed without shareholder approval by the Board of Directors (the “Board”).

Risks of Investing in the Funds

The following is a description of the principal risks specific to an investment in a particular Fund or Funds. The Funds’ Statement of Additional Information (“SAI”) includes further information about the Funds, their investments and related risks.

Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. The price of an equity security can decrease significantly in response to the above conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. An issuer in which a Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively impact a Fund’s performance.

Foreign Market Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be

29

affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time. Although depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Developing Market Countries Risk — A Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Currency Management Strategies Risk — Currency management strategies may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce a Fund’s exposure to currency risks, may also reduce a Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases a Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Market Capitalization Risk — To the extent a Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks. See the section entitled “Investment in Other Investment Companies” for further information on fees charged to ETFs and other matters.

Fixed Income Securities Risk — Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. Fixed income securities also may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. The fixed income securities held by the All Cap Core Fund may be of any maturity. You can expect the net asset value of a Fund to fluctuate accordingly. Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down. Fixed income securities also may be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity. The value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

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Changing Fixed Income Market Conditions — Since 2008, the U.S. Government has implemented various measures designed to stabilize the U.S. economy and support U.S. economic recovery, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (“quantitative easing”). The Board of Governors of the Federal Reserve System has since ended this quantitative easing and has begun to raise the federal funds rate, and as a result there is a risk that interest rates across the U.S. financial markets will rise suddenly and significantly, thereby exposing fixed income and related markets to heightened volatility and reduced liquidity. Such market events may cause a Fund to experience losses and/or high redemption requests, which may result in increased transactions costs and lower a Fund’s performance.

U.S. Government Obligations Risk — Some U.S. Government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. Government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. Government securities may be subject to varying degrees of credit risk and all U.S. Government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

Mortgage-Backed and Asset-Backed Securities Risk — Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including: sensitivity to changes in interest rates, prepayment and contraction risk, risk of default of the underlying mortgage or assets, delinquencies and losses of the underlying mortgage or assets, a decline in or flattening of housing values and limited liquidity in the secondary market. Delinquencies and losses on residential mortgage loans may increase as a result of various economic and other factors, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Growth Style Investment Risk — Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus, a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Value Style Investment Risk — Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of

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anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, a Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Convertible Securities Risk — The value of convertible securities may fall when interest rates rise. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because it is convertible into or exercisable for common stock at a stated price or rate. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt. Certain convertible securities may be illiquid and therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

Derivatives Risk — Gains or losses involving derivatives such as futures, options, swap agreements and forward foreign currency exchange contracts may be substantial, because a relatively small price movement in the underlying security, instrument, currency or index may result in a substantial gain or loss for a Fund. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Non-centrally cleared derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

The following sets forth more detailed information regarding specific risks associated with certain derivatives expected to be used by a Fund. These may be in addition to the risks associated with investing in derivatives generally, described above. The derivatives described below may not be the only derivatives that may be used by the Funds (please see the Funds’ principal investment strategies). Importantly, as is indicated above, the Funds’ SAI includes additional disclosure regarding the Funds’ investments and related risks, including concerning derivatives.

Forward Foreign Currency Exchange Risk — Forward foreign currency exchange transactions may decline in value as a result of foreign market downswings or foreign currency fluctuations and a Fund may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of governments or central banks, the imposition of currency controls and speculation. Use of such instruments, therefore, can have the effect of reducing returns and minimizing opportunities for gain.

Futures Risk — The loss that may be incurred in entering into futures transactions may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s net asset value. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to a Fund. Furthermore, exchanges may limit fluctuations in futures transaction prices during a trading session by imposing a maximum permissible price movement on each futures transaction. A Fund

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may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures transactions executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

Options Risk — Options trading entails additional risks than those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to the writer of the option. A Fund that writes options is subject to the risk that its forecast of market value or other relevant factors is incorrect, which could cause the Fund to be in a worse position than it would have been had if it had not written the option.

Swaps Risk — Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Swaps may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates. Swaps may be leveraged and are subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because swaps are generally entered into between two parties and may take longer than seven days to be sold or disposed of in the ordinary course of business, certain swaps may be considered to be illiquid. Also, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. In addition, some swaps may be complex and difficult to value.

The Adviser has claimed an exclusion from the definition of a commodity pool operator (“CPO”) with respect to its management of the Funds pursuant to Commodity Futures Trading Commission Rule 4.5. Therefore, the Adviser is not subject to regulation as a CPO under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures transactions). The Adviser has registered as a CPO with respect to its management of the Subsidiary.

Structured Notes Risk — Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. The terms of structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. These securities may be less liquid than other types of securities, and may be more volatile than their underlying instruments. The percentage by which the value of a structured note decreases may be far greater than that of its underlying instruments.

Commodities Risk — Commodities may subject a Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

Inflation-Protected Securities Risk — The risk that the value of inflation-protected debt securities will change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Interest Rate Risk — Interest rate changes can be sudden and unpredictable. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

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Restricted Securities Risk — Restricted securities also carry the risk that few potential purchasers for such securities may exist. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

Short Sales Risk — Short sales involve the risk that losses may be exaggerated, potentially causing a Fund to lose more money than the actual cost of the investment. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Credit Risk — A Fund may lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. This risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates.

Liquidity Risk — A Fund may not be able to sell securities or other instruments in a timely manner at desired prices. During periods of reduced market liquidity, the difference between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a security readily at a price that reflects what the Fund believes it should be worth. Less liquid securities can also become more difficult to value. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstance where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such as the Funds. The new rule may potentially impact the Funds’ performance and ability to achieve their investment objective. The Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

Real Estate Investment Trusts Risk — Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws. REIT and REIT-like investments also typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates.

Loan Participations and Assignments Risk — Loans that are below investment grade entail default and other risks greater than those associated with higher rated loans. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Investments in loans through a direct assignment of the financial institution’s interests with respect to a loan may involve additional risks to the Fund, including, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender, or the Fund bearing the costs and liabilities associated with owning and disposing of the collateral upon a foreclosure of the loan. Loans in which the Fund may invest may not be readily marketable and may be subject to restrictions on resale.

Certain Tax Risk — The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged qualified dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by IRS interpretations of the Code, and future changes in tax laws and regulations.

The Subsidiary is treated as a “controlled foreign corporation” and the Strategic Opportunities Fund is treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Strategic

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Opportunities Fund is required to include currently in gross income for U.S. federal income tax purposes all of the Subsidiary’s “Subpart F income,” respectively, whether or not such income is distributed by the Subsidiary, and there will be a corresponding adjustment to the Strategic Opportunities Fund’s tax basis in the subsidiary. The reporting disparity may give rise to differences when calculating distributable earnings or deficits under U.S. GAAP and U.S. federal income tax rules, and such differences could be material. It is expected that all of the Subsidiary’s income will be “Subpart F income.” “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Strategic Opportunities Fund.

Subsidiary Risk — Because the Strategic Opportunities Fund will invest a portion of its assets in the Subsidiary, which may hold commodities-related instruments, derivatives and other investments described in this Prospectus, as applicable, the Strategic Opportunities Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Strategic Opportunities Fund; however, the Subsidiary (unlike the Strategic Opportunities Fund) may invest without limitation in commodities-related instruments, derivatives and other investments, as applicable. There can be no assurance that the investment goal of the Subsidiary will be achieved.

Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of the compliance with Subchapter M of the Code. The Strategic Opportunities Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Based on the principles underlying the private letter ruling issued to other taxpayers, the Strategic Opportunities Fund will gain exposure to commodities and commodity-linked instruments by investing in the Subsidiary. However, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Strategic Opportunities Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The status of the Strategic Opportunities Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Strategic Opportunities Fund’s investment in the Subsidiary does not constitute qualifying income to the Strategic Opportunities Fund. Additionally, the tax treatment of the Strategic Opportunities Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Strategic Opportunities Fund’s taxable income or any gains and distributions made by the Strategic Opportunities Fund. Please see the section entitled “Taxes” for additional information regarding the Subsidiary. Furthermore, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Strategic Opportunities Fund and/or the Subsidiary to operate as expected and could adversely affect the Strategic Opportunities Fund.

Multi-Style Management Risk — Because certain portions of the Large Cap Strategies Fund’s, Small & Mid Cap Strategies Fund’s and Strategic Opportunities Fund’s assets are managed by different portfolio managers using different styles, the Funds could experience overlapping investments. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

Geographic Focus Risk — To the extent that the Municipal Bond Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Adverse economic, political, and regulatory conditions affecting the state are likely to affect the Fund’s performance. Factors affecting a state, such as significant fiscal difficulties, an economic downturn, court rulings, increased expenditures, or reduced monetary support from the federal government, could impair the ability of issuers within that state to repay their obligations.

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High-Yield, Lower-Grade Debt Securities Risk — High-yield debt securities (including loans) and unrated securities of similar credit quality (“high-yield debt instruments” or “junk bonds”) are subject to the risks associated with fixed income securities and involve greater risk of a complete loss of a Fund’s investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and a Fund could lose its entire investment.

The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit a Fund’s ability to obtain recourse.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks. In addition, such securities are subject to the following risks:

Debt Securities Ratings Risk — The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Unrated Debt Securities Risk — Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which a Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Quantitative Investment Strategy Risk — Large Cap Strategies Fund, Small & Mid Cap Strategies Fund and Strategic Opportunities Fund, from time to time, may invest in securities using a proprietary quantitative process. The success of this strategy depends on the effectiveness of the process in screening securities for inclusion in the Funds’ portfolios. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Funds may have a lower return than if the Funds were managed using a strategy that did not incorporate quantitative analysis.

Investments in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including exchange-traded funds (“ETFs”), as an efficient means of carrying out their investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such additional expenses. To the extent a Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the Fund’s fees and expenses.

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The Funds may invest in investment companies, including ETFs, in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such investment companies. The limitation in the foregoing sentence does not apply to the Strategic Opportunities Fund’s investments in the Subsidiary.

Temporary Investments

Each Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons. This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment goal.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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WHO MANAGES THE FUNDS?

The Board governs the Funds. The Board oversees Bessemer Investment Management LLC, the Funds’ investment adviser (the “Adviser”) and a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”).

Adviser

The Adviser either manages the Funds’ assets, including buying and selling portfolio securities, or supervises the sub-advisers who are responsible for the day-to-day management of the Funds. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser to the Subsidiary.

Bessemer is a subsidiary of The Bessemer Group Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services with total assets under supervision of approximately $122.1 billion as of December 31, 2016.

For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
All Cap Core Fund	0.75%	0.70%	0.65%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average net assets
Small & Mid Cap Strategies Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Strategic Opportunities Fund	1.10%	1.05%	1.00%
Large Cap Strategies Fund	0.90%	0.85%	0.80%

For the fiscal year ended October 31, 2016, the Funds each paid the actual advisory fee, net of waivers and as a percentage of its average net assets, as follows: 0.66% for the All Cap Core Fund; 0.81% for the Large Cap Strategies Fund; 0.80% for the Small & Mid Cap Strategies Fund; 0.91% for the Strategic Opportunities Fund; 0.44% for the Fixed Income Fund; and 0.39% for the Municipal Bond Fund.

Information regarding the factors considered by the Board in connection with the most recent approvals of the Investment Advisory and Sub-Advisory Agreements is provided in the Funds’ Annual Report for the fiscal year ended October 31, 2016.

As discussed in its Fund Summary under the caption “Principal Investment Strategies,” the Strategic Opportunities Fund may, in part, pursue its investment goal by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee on the net assets of the Subsidiary at the following rates: 1.10% on the first $1.25 billion; 1.05% on the next $1.25 billion; and 1.00% thereafter, with the breakpoints based on the average net assets of the Subsidiary plus the Strategic Opportunities Fund in the aggregate. The Adviser has contractually agreed to exclude from the advisory fee

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calculation for the Strategic Opportunities Fund the amount of that Fund’s assets invested in the Subsidiary. The Subsidiary also pays directly all of its other expenses.

Sub-Advisers

Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Dimensional was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors and clients of independent financial advisers. Dimensional is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2016, assets under management for all Dimensional affiliated advisors totaled approximately $460 billion. The fee of Dimensional is based on the assets that Dimensional is responsible for managing. The fee Dimensional receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Champlain Investment Partners, LLC (“Champlain”), located at 180 Battery Street, Burlington, Vermont 05401, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Champlain had approximately $7.57 billion in assets under management as of December 31, 2016. The fee of Champlain is based on the assets that Champlain is responsible for managing. The fee Champlain receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Mondrian Investment Partners Limited (“Mondrian”), located at Fifth Floor, 10 Gresham Street, London, United Kingdom EC2V 7JD, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Mondrian is owned by its employees. As of December 31, 2016, assets under management totaled approximately $59 billion. Mondrian’s fee is based on the assets that Mondrian is responsible for managing. The fee Mondrian receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

BlackRock Financial Management, Inc. (“BlackRock”), located at 55 East 52nd Street, New York, New York 10022, is responsible for the day-to-day management of a portion of the Strategic Opportunities Fund’s portfolio subject to the oversight of the Adviser. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., a publicly-traded global investment services company. As of December 31, 2016, assets under management totaled approximately $5.1 trillion. BlackRock’s fee is based on the assets that BlackRock is responsible for managing. The fee BlackRock receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Muzinich & Co., Inc. (“Muzinich”), located at 450 Park Avenue, New York, NY 10022, is responsible for the day-to-day management of a portion of the Strategic Opportunities Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2016, Muzinich’s worldwide assets under management totaled approximately $28 billion. Muzinich’s fee is based on the assets that Muzinich is responsible for managing. The fee Muzinich receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Sands Capital Management, LLC (“Sands”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Sands is owned by Sands Capital Management LP (“Sands LP”). Frank M. Sands, Sr. and Frank M. Sands own indirectly a majority interest in Sands LP with the remaining minority interest held by officers and employees of Sands. As of December 31, 2016, assets under management totaled approximately $34.9 billion. Sands’ fee is based on the assets that Sands is responsible for managing. The fee Sands receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Harding Loevner LP (“Harding Loevner”), located at 400 Crossing Boulevard, Bridgewater, New Jersey 08807, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Affiliated Managers Group, Inc., a publicly traded company, holds

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approximately 60% of the equity interests in Harding Loevner. As of December 31, 2016, Harding Loevner’s assets under management totaled approximately $44.9 billion. Harding Loevner’s fee is based on the assets that Harding Loevner is responsible for managing. The fee Harding Loevner receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Martingale Asset Management, L.P. (“Martingale”), located at 222 Berkeley Street, 19th Floor, Boston, Massachusetts 02116, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2016, Martingale’s assets under management totaled approximately $7.1 billion. Martingale’s fee is based on the assets that Martingale is responsible for managing. The fee Martingale receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

As described above, the Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Large Cap Strategies, Small & Mid Cap Strategies and Strategic Opportunities Funds. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser. The Adviser and the Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of unaffiliated sub-advisers of the Funds without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the affected Fund’s shareholders of any actions taken in reliance on this relief.

The SAI contains additional information about the Adviser and the sub-advisers, as well as the Funds’ other service providers.

Portfolio Managers

Certain of the Funds are managed by individual portfolio managers, while others are managed by an investment team. The individuals primarily responsible for the day-to-day investment management of the Funds are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Funds they manage is available in the SAI.

All Cap Core Fund

Mr. John Alexander Christie, Managing Director of the Adviser, has managed the Fund since November 16, 2011. Mr. Christie joined the Adviser in March 2006. Previously, he also served as a senior analyst for the Old Westbury Real Return Fund, a former fund, prior to which he was a research analyst covering the energy and utilities sectors for Large Cap U.S. Equities portfolios. Prior to joining the Adviser, he was a senior associate analyst at UBS from 2004-2006. He previously worked as an equity analyst for Banc One Investment Advisors from 2002 to 2004. Mr. Christie received his BS in Mechanical Engineering from the University of California (Santa Barbara) in 1997 and his MBA from Duke University Fuqua School of Business in 2002.

Mr. John Hall, Managing Director of the Adviser, has managed the Fund since December 30, 2016. Mr. Hall joined Bessemer in 1998 and joined the Adviser in 2001. Previously, Mr. Hall served as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer, he was a Portfolio Accountant at Jennison Associates. Mr. Hall received a BS cum laude in Business Administration from Villanova University and MBA from the Columbia Business School at Columbia University.

Mr. Michael Morrisroe, Principal of the Adviser, has managed the Fund since December 30, 2016. Mr. Morrisroe joined the Adviser in June 2005 as an analyst covering the energy and materials sectors for Mid Cap Equities. Previously, Mr. Morrisroe was with Bear Stearns from 2000 to 2005, where he was a research analyst

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covering the building products and metals/mining sectors. He previously worked as a Financial Analyst in the controller’s office at Credit Suisse First Boston. Mr. Morrisroe received his Bachelor of Science in 1995 from the State University of New York, Albany.

Mr. Jeffrey Rutledge, Managing Director of the Adviser, has managed the Fund since December 30, 2016. Mr. Rutledge joined the Adviser in 2004. Previously he was a member of the investment team for Old Westbury Large Cap Strategies Fund and was a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Stearns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1995 from the United States Naval Postgraduate School.

Large Cap Strategies Fund

Ms. Nancy Peretz Sheft is a Managing Director of the Adviser and Head of External Manager Solutions at Bessemer, an affiliate of the Adviser. Ms. Sheft has managed the Fund since October 25, 2016. Ms. Sheft joined the Adviser in 2016 and Bessemer in 2013. Prior to joining the Adviser and its affiliate Bessemer, Ms. Sheft was Managing Director at J.P. Morgan Asset Management, where she was Global Head of Institutional Sales, Product, and Consultant Strategy. Ms. Sheft also worked for Ark Asset Management, Hambrecht & Quist and Goldman Sachs. Ms. Sheft earned an MBA from Harvard University and a BA from Princeton University.

Ms. Holly MacDonald is a Managing Director of the Adviser and Chief Investment Strategist of Bessemer, an affiliate of the Adviser. Ms. MacDonald has managed the Fund since October 25, 2016. Ms. MacDonald joined the Adviser in 2016 and Bessemer in 2015. Prior to joining the Adviser and its affiliate Bessemer, Ms. MacDonald was Managing Director in the Emerging Markets and Global Currency Strategy groups at J.P. Morgan. Ms. MacDonald earned an MBA, with honors, from Columbia University and a BA in philosophy, magna cum laude, from Princeton University.

Mr. Michael Crawford, Managing Director of the Adviser, has managed the Fund since January 9, 2012. Mr. Crawford joined the Adviser in January 2012, having previously served as Head of European and UK Equities for Bessemer Group (U.K.) Limited, an affiliate of the Adviser, from 2005 through 2007. From 2007 to 2011, Mr. Crawford served as Director and Portfolio Manager at Credit Suisse Asset Management and, subsequently, Senior Fund Manager at Liverpool Victoria Portfolio Managers Limited. Mr. Crawford received his BSc from University of Exeter in 1985 and an MBA from Cranfield School of Management in 1996.

Mr. Harry Hagey, Jr., Managing Director of the Adviser, has managed the Fund since November 16, 2011. Mr. Hagey joined the Adviser in 2007. Mr. Hagey served as the Global Sector Team Leader of the energy and materials sectors for Global Large Cap Equities portfolios. He also served as a research analyst for the consumer discretionary sector for Mid Cap U.S. Equities portfolios. Prior to joining the Adviser, Mr. Hagey was a Portfolio Manager, Small Cap Generalist, at Artemis Investment Management from 2005 to 2007. Prior to Artemis he was a research analyst for the technology sector from 2000 to 2004 at Citigroup Asset Management. Mr. Hagey received his BA degree in Economics in 1990 from Middlebury College and his MBA in 1997 from the Darden School at University of Virginia.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since January 15, 2016. Mr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Mr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University.

Mr. David Levanson is a Portfolio Manager of Sands’ portion of the Fund. Mr. Levanson, Senior Portfolio Manager, Research Analyst and Executive Managing Director of Sands, worked for Sands from 1992 to 1994 and rejoined Sands in 2002. From 1996 to 1999 he was a Vice President and Research Analyst at State Street Research & Management and from 1999 to 2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining Sands in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan

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Fleming Douglas, Inc. from 1990 to 1992. Mr. Levanson received his BS degree in Finance from the University of Florida and his MBA in 1996 from the Darden School at University of Virginia.

Mr. Sunil Thakor is a Portfolio Manager of Sands’ portion of the Fund. Mr. Thakor, Senior Portfolio Manager, Research Analyst and Executive Managing Director of Sands, has worked for Sands since 2004. Previous to his current positions, Mr. Thakor served as a Research Analyst and an intern at Sands from 2004-2005. Prior to joining Sands, he worked as an Associate and Analyst at Charles River Associates, Inc. from 1999 to 2004. Mr. Thakor received his BA degree in Economics-Mathematics from Colby College in 1999 and his MBA in 2006 from the Columbia Business School at Columbia University.

Mr. Perry Williams is a Portfolio Manager of Sands’ portion of the Fund. Mr. Williams, President and Director of Research, has worked for Sands since 2004. Previous to his current positions, Mr. Williams initially joined Sands Capital Management as a Director of Client Relations in 2004, and he transitioned to the Investment Team in 2006. Prior to joining Sands in 2004, Mr. Williams served as a Principal and Consultant at Mercer Investment Consulting, Inc. from 1995-2004. Mr. Williams received his BS degree in Finance from the University of Virginia in 1994 and his Master of Management degree in 1999 from the Kellogg Graduate School of Management at Northwestern University.

Mr. Rusty Johnson, is a Co-lead Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Johnson, Portfolio Manager, Analyst and Partner, has worked for Harding Loevner since 1994. Previous to his current positions, Mr. Johnson was in International Equity Sales with Peregrine Brokerage from 1993 to 1994 and an Institutional Broker with Jardine Fleming/Robert Fleming from 1987 to 1993. Mr. Johnson also worked for Jardine Fleming/Robert Fleming and Chin Tung Futures in various analytic roles. Mr. Johnson received his BA degree in Economics from Washington & Lee University in 1986.

Mr. Craig Shaw, is a Co-lead Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Shaw, Portfolio Manager, Analyst and Partner, has worked for Harding Loevner since 2001. Previous to his current position, Mr. Shaw was a Consultant in the capital markets and accounting areas from 1999 to 2000 and a Security Analyst with ABN AMRO Securities from 1996 to 1997. Mr. Shaw also worked for Barclays de Zoete Wedd, Credit Lyonnais Securities Asia and Parker Drilling Company in various analytic roles. Mr. Shaw received his BA in Business Administration from Concordia College in 1986 and MIM from American Graduate School of International Management (Thunderbird) in 1989.

Mr. Pradipta Chakrabortty is a Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Chakrabortty, Portfolio Manager, Analyst and Partner, has worked for Harding Loevner since 2008. Previous to his current position, Mr. Chakrabortty worked for Templeton Capital Advisors and Cornerstone Investment Partners in various analytic roles. Mr. Chakrabortty received his BE in Engineering from BIRLA Institute of Technology & Science in 1994, his MBA in Finance and Marketing from XLRI School of Management in 1998, and his MBA from The Wharton School of the University of Pennsylvania in 2008.

Mr. Scott Crawshaw is a Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Crawshaw, Portfolio Manager, has worked for Harding Loevner since 2014. Previous to his current position, Mr. Crawshaw was a Senior Portfolio Manager for Russell Investments from 2004 to 2014. Mr. Crawshaw was also a Fund Manager for ISIS Asset Management from 1998 to 2003 and Assistant Investment Consultant for Bacon and Woodrow from 1995 to 1998. Mr. Crawshaw received his BSc in Mathematics from the University of Bristol in 1995.

Mr. Richard Schmidt, is a Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Schmidt, Portfolio Manager, Analyst and Partner, has worked with Harding Loevner since 2011. Previous to his current position, Mr. Schmidt was Chief Investment Officer with Oranda Capital Management from 2007 to 2011. Mr. Schmidt also worked for JP Morgan Asset Management, Jardine Fleming Investment Management, Jardine Fleming Securities, BT Brokerage and Winfull, Laing & Cruickshank in various analytic roles. Mr. Schmidt received his BS in Foreign Services from Georgetown University in 1986.

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Small & Mid Cap Strategies Fund

Ms. Nancy Peretz Sheft is a Managing Director of the Adviser and Head of External Manager Solutions at Bessemer, an affiliate of the Adviser. Ms. Sheft has managed the Fund since October 25, 2016. Ms. Sheft joined the Adviser in 2016 and Bessemer in 2013. Prior to joining the Adviser and its affiliate Bessemer, Ms. Sheft was Managing Director at J.P. Morgan Asset Management, where she was Global Head of Institutional Sales, Product, and Consultant Strategy. Ms. Sheft also worked for Ark Asset Management, Hambrecht & Quist and Goldman Sachs. Ms. Sheft earned an MBA from Harvard University and a BA from Princeton University.

Ms. Holly MacDonald is a Managing Director of the Adviser and Chief Investment Strategist of Bessemer, an affiliate of the Adviser. Ms. MacDonald has managed the Fund since October 25, 2016. Ms. MacDonald joined the Adviser in 2016 and Bessemer in 2015. Prior to joining the Adviser and its affiliate Bessemer, Ms. MacDonald was Managing Director in the Emerging Markets and Global Currency Strategy groups at J.P. Morgan. Ms. MacDonald earned an MBA, with honors, from Columbia University and a BA in philosophy, magna cum laude, from Princeton University.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since June 2016. Mr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Mr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University.

Mr. John Hall, Managing Director of the Adviser, has managed the Fund since 2008. Mr. Hall joined Bessemer in 1998 and joined the Adviser in 2001. Previously, Mr. Hall served as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer, he was a Portfolio Accountant at Jennison Associates. Mr. Hall received a BS cum laude in Business Administration from Villanova University and MBA from the Columbia Business School at Columbia University.

Mr. Michael Morrisroe, Principal of the Adviser, has managed the Fund since February 28, 2014. Mr. Morrisroe joined the Adviser in June 2005 as an analyst covering the energy and materials sectors for Mid Cap Equities. Previously, Mr. Morrisroe was with Bear Stearns from 2000 to 2005, where he was a research analyst covering the building products and metals/mining sectors. He previously worked as a Financial Analyst in the controller’s office at Credit Suisse First Boston. Mr. Morrisroe received his Bachelor of Science in 1995 from the State University of New York, Albany.

Dimensional manages its portion of the Fund’s portfolio using a team approach. The investment team includes the Investment Committee of Dimensional (the “Investment Committee”), portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional. Investment strategies for the portion of the Fund managed by Dimensional are set by the Investment Committee, which also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In addition to implementing the policies and procedures established by the Investment Committee, the portfolio managers and traders make daily investment decisions regarding the portfolios based on the parameters established by the Investment Committee. The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the portfolio indicated.

Mary T. Phillips, CFA Arun Keswani, CFA Joseph H. Chi, CFA Jed S. Fogdall

Ms. Phillips is a Senior Portfolio Manager and Vice President of Dimensional. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms.

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Phillips joined Dimensional in 2012, has been a portfolio manager since 2014, and has been responsible for the international equity portfolios since 2015.

Mr. Keswani is a Senior Portfolio Manager and Vice President of Dimensional. Mr. Keswani holds an MBA from the Massachusetts Institute of Technology Sloan School of Management, an MS from Pennsylvania State University, and a BS from Purdue University. Mr. Keswani joined Dimensional in 2011, has been a portfolio manager since 2013, and has been responsible for the international equity portfolios since 2015.

Mr. Chi is Co-Head of Portfolio Management, a Senior Portfolio Manager and Vice President of Dimensional and Chair of the Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined Dimensional in 2005 and has been responsible for the international equity portfolios since 2010 and the domestic equity portfolios since 2012.

Mr. Fogdall is Co-Head of Portfolio Management, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional in 2004 and has been responsible for the international equity portfolios since 2010 and the domestic equity portfolios since 2012.

Mr. Scott T. Brayman, is the Head Portfolio Manager of Champlain’s portion of the Fund. Mr. Brayman has served as Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner of Champlain since September 2004 and has led Champlain’s investment team since such time. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He has more than 32 years of investment experience.

Dr. Ormala Krishnan, PhD, is the Head Portfolio Manager of Mondrian’s portion of the Fund and Chief Investment Officer of Small Cap Equities of Mondrian. Dr. Krishnan joined Mondrian in 2000. Prior to joining Mondrian, Dr. Krishnan was an investment consultant with William M Mercer. She received her BSc in Pure and Applied Mathematics from the National University of Singapore and her MSc in Actuarial Science from City University, London. In 2006, Dr. Krishnan completed her Doctoral program in Investment and Finance from Sir John Cass Business School, City of London. She has more than 18 years of investment experience.

Mr. James M. Eysenbach serves as Chief Investment Officer at Martingale, having joined Martingale in 2004. He was promoted to Director of Research in 2008, and became Chief Investment Officer in 2016. Mr. Eysenbach has served as a portfolio manager of Martingale’s portion of the Fund since August 2016.

Strategic Opportunities Fund

Mr. Gregory M. Lester, Managing Director of the Adviser, has managed the Fund since its inception. Mr. Lester joined the Adviser in 2003. From 2005 to 2007, Mr. Lester was the Adviser’s Director of Research for U.S. Large Cap portfolios. Prior to joining the Adviser, Mr. Lester was an Investment Analyst at American Century Investment Management, Inc., covering healthcare stocks for its American Century Growth Fund. Mr. Lester began his career as a mergers and acquisitions associate at PaineWebber, where he spent five years. Mr. Lester earned a BS from Georgetown University and an MBA from New York University Leonard N. Stern School of Business.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since its inception. Mr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Mr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University.

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Mr. Amit Bortz, Principal of the Adviser, has managed the Fund since February 28, 2014. He joined the Adviser in December 2012 as a senior analyst of the Strategic Opportunities team. Prior to joining the Adviser, Mr. Bortz was a Principal with Protea Partners LLC, a private investment company focused on volatility investing strategies. From 2004 to 2009, he was a Vice President with BlackRock where he was responsible for structuring opportunistic and thematic strategies across asset classes. Mr. Bortz began his career with J.P. Morgan in 2002 working in structured products and derivative marketing. Mr. Bortz received his Bachelor of Science in 2002 with concentrations in Economics and Finance from The University of Missouri – Columbia.

Mr. Ibrahim Incoglu is a Portfolio Manager of BlackRock’s portion of the Fund. Mr. Incoglu, a Director of BlackRock, is part of the Securitized Assets Investment team and a member of Americas Fixed Income within the Alpha Strategies Group. Mr. Incoglu is a Senior Portfolio Manager and Trader on the Non-Agency desk. His responsibilities include managing Prime, Alt-a, Option Arm and Subprime positions across numerous BlackRock portfolios. Prior to joining BlackRock in 2009, Mr. Incoglu spent more than six years on the sell side at Wachovia Securities, most recently as a Director. He was responsible for managing the synthetic ABS desk, market making and hedging activities. Prior to launching synthetic desk in 2006, Mr. Incoglu was a Senior Trader at Wachovia and traded / made markets on Alt-a, Sub-prime and 2nd liens/ HELOC’s (Home Equity Line of Credit). From 2002 to 2003, Mr. Incoglu was an Associate at Bank of America Securities, where he structured up Non-Agency deals, and ran arbitrage to buy and securitize mortgage whole loans. Mr. Incoglu began his career at Ocwen Federal Bank in 2000. He focused on trading of IO’s, servicing strips, as well as hedging activities of the derivatives. Mr. Incoglu earned a BS degree in civil engineering from Bogazici University in 1998, and an MBA degree in business administration from the University of Tulsa in 1999.

Mr. Randy Robertson is a Portfolio Manager of BlackRock’s portion of the Fund. Mr. Robertson, a Managing Director of BlackRock, is the head of the Securitized Asset Investment Team and a member of Americas Fixed Income within Alpha Strategies. Prior to joining BlackRock in 2009, Mr. Robertson spent 10 years with Wachovia Capital Markets, most recently as a Managing Director, head of the Residential Mortgage and Consumer Group, and co-head of Residential CDOs. In these roles, he was the business leader for the broad investment banking consumer and residential mortgage markets activities. He oversaw the strategic and operational management of the company’s Distressed Asset Resolution default management team (DART), and the Chief Executive Officer of Vertice, Wachovia’s wholesale mortgage origination platform. Mr. Robertson’s other responsibilities included performing or managing various capital markets and operations functions, including risk management and arbitrage trading; he also developed Beacon, a loan level statistical model that provides predictive loss and prepayment analysis in all housing price environments. Before joining Wachovia in 1998, Mr. Robertson was Senior Vice President and head of Capital Markets with The Money Store. From 1990 to 1997, he was with Barnett Banks Incorporated, most recently as Director of Investments and Wholesale Funding. Prior to that, he spent four years with American Savings Capital Markets. Mr. Robertson earned a BBA degree in finance from Florida International University in 1983.

Mr. Michael McEachern is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2012. Prior to that, he served as the President and Head of the High Yield Division at Seix Advisors, Inc. from 1997 to 2011. Mr. McEachern holds a BA in Management Science from the University of California, San Diego, and a MBA from Rice University.

Mr. Warren Hyland is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2013. Prior to that, he served as a Senior Portfolio Manager for Global Emerging Markets at Schroders. Mr. Hyland has a BSc in Mathematics for Business from the Middlesex University London and a MSc in Shipping Trade and Finance from the CASS Business School.

Mr. Thomas Samson is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2004. Prior to that, he was an investment analyst at Trafalgar Asset Managers. Mr. Samson has an MBA from the London Business School and a MSc in Corporate Finance from the Institut d’Etudes Politiques de Paris, France.

Fixed Income Fund

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since November 30, 2012. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed

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Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Ms. Beatriz M. Cuervo, Principal of the Adviser, has managed the Fund since February 28, 2014. Ms. Cuervo joined the Adviser in June 2009 as a Credit Analyst for fixed income securities. Ms. Cuervo also worked at Libra Securities in the Private Debt Securities Department from 1999 to 2005. Prior to that, she was a Fixed Income Portfolio Manager in the Insurance Asset Management Group at Alliance Capital. Ms. Cuervo received her Bachelor of Science in Systems Analysis in 1982 from the University of Miami, Coral Gables, Florida, and her Master of Business Administration in 1986 from Columbia University.

Municipal Bond Fund

Mr. Bruce A. Whiteford, Managing Director of the Adviser, has managed the Fund since its inception. Mr. Whiteford joined Bessemer in 1996 and the Adviser in 2001. Prior to joining Bessemer, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager - U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A., from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a BS in Finance.

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WHAT DO SHARES COST?

You can buy shares of a Fund at NAV, without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. Your purchase order must be received in proper form by 4:00 p.m. (Eastern time) in order to receive that day’s NAV. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Funds’ Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other assets, including real assets and derivatives for which readily available market quotations are not generally available. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board has adopted valuation policies and procedures for determining the value of Fund shares. The Board receives and reviews quarterly reports from the Funds’ Pricing Committee regarding any valuation issues that arose during the preceding quarter.

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Funds’ or Adviser’s discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Funds must first submit an account application in proper form. An account application may be rejected at the discretion of the Funds and/or Adviser at any time and for any reason. Once an application is approved, shares of each Fund may be purchased by mail or by wire directly with the transfer agent of the Funds, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), or through broker/dealers or other

47

financial institutions that have an agreement with the Funds’ distributor, Foreside Funds Distributors LLC (the “Distributor”) (a “Selling Agent”). Notwithstanding the foregoing, the Funds and the Adviser reserve the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

If you purchase shares directly with the Transfer Agent, your account will be maintained by the Transfer Agent. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Selling Agents”).

Directly with the Transfer Agent

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application;

•	Obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc. P.O. Box 9767 Providence, RI 02940-9767

Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Transfer Agent.

Through a Selling Agent

Contact your Selling Agent for instructions.

Directly with the Transfer Agent

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If you do not have a relationship with a Selling Agent, you may purchase shares directly by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent. Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made. Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

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For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Selling Agents

Selling Agents are authorized to accept purchase orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you a transaction fee on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last ten business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•	during periods when the NYSE is closed other than on customary weekend and holiday closings, when
50

trading is restricted, if an emergency exists as determined by the SEC, or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to ten business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Funds make every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of a Fund for shares of any of the other Funds offered in this Prospectus free of charge, provided you meet the $1,000 minimum initial investment requirement. In certain circumstances, these minimums may be waived or lowered at the Funds’ and/or the Adviser’s discretion. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds and the Adviser reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling 1-800-607-2200. Please provide the following information:

•	your name and telephone number;

•	the exact name on your account and account number;

•	taxpayer identification number (usually your Social Security number);

•	dollar value or number of shares to be exchanged;

•	the name of the Fund from which the exchange is to be made; and

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of a Fund in accordance with its objectives and policies. Such trading practices may also cause

51

dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not created any arrangements, such as an automated exchange or redemption program that would permit frequent trading. The Board receives periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds may not be able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions of any net investment income (dividends and interest less net expenses) are paid quarterly for the Fixed Income and Municipal Bond Funds and at least annually for the All Cap Core, Large Cap Strategies, Small & Mid Cap Strategies, and Strategic Opportunities Funds. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before a Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

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Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable.” In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the SAI for additional federal income tax information.

A Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Municipal Bond Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Municipal Bond Fund generally will be taxed as described in the paragraph above. Income exempt from federal tax may be subject to state and local income tax.

Corporate shareholders of certain Funds may be able to deduct a portion of their distributions when determining their taxable income.

Currently, an individual’s net long-term capital gain is generally subject to a maximum federal tax rate of 20%. Distributions of net capital gain that are derived from the sale or disposition of collectibles are currently taxable at a 28% rate. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations is currently subject to a maximum federal tax rate of 20%, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by a Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

Taxable distributions from a Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will report to you the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Large Cap Strategies Fund and Small & Mid Cap Strategies Fund may, in certain taxable years, be eligible for this election, but we cannot assure you that they will make the election for any particular taxable year. It is not expected that any other Fund in this Prospectus will be eligible for this election.

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As a regulated investment company for federal income tax purposes, each Fund must derive at least 90% of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. The Strategic Opportunities Fund and other Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized. Future developments in this area could necessitate a future change to the Strategic Opportunities Fund’s principal investment strategies. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Strategic Opportunities Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Based on the principles underlying the private letter ruling issued to other taxpayers, the Strategic Opportunities Fund will gain exposure to commodities and commodity-linked instruments by investing in the Subsidiary. The status of the Strategic Opportunities Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Strategic Opportunities Fund’s investment in the Subsidiary does not constitute qualifying income to the Strategic Opportunities Fund. The IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Strategic Opportunities Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. No assurances can be provided that the IRS would not be able to successfully assert that the Strategic Opportunities Fund’s income from its investment in the Subsidiary is not “qualifying income.” Additionally, the tax treatment of the Strategic Opportunities Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Strategic Opportunities Fund’s taxable income or any gains and distributions made by the Strategic Opportunities Fund.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares generally will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Cost Basis Reporting

The Funds are required to report to the IRS and furnish to you annually on Form 1099-B the cost basis information for a Fund’s shares purchased or acquired on or after January 1, 2012, and sold on or after that date. In addition to the requirement that the Funds report the gross proceeds from the sale of a Fund’s shares, the Funds also are required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of a Fund’s shares, a Fund will permit you to elect from among several IRS-accepted cost basis methods, including average cost basis. In the absence of an election, cost basis will be calculated using the Funds’ default method of average cost. The cost basis method elected by you (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. At any time, you may designate a new election for future cost basis calculations.

54

You should carefully review the cost basis information provided by a Fund and make any adjustments that are required when reporting these amounts on federal income tax returns. If your account is held by an investment representative (financial advisor, broker or other nominee), you should consider contacting that representative with respect to reporting of cost basis and available elections for your account. You are encouraged to refer to the appropriate IRS regulations or consult your tax advisor to obtain more information about cost basis reporting and, in particular, to determine the best IRS-accepted cost basis method for your personal tax situation.

For shares of a Fund purchased or acquired on or before December 31, 2011, and sold on or after that date, the Funds are required to report only the gross proceeds from the sale of the Fund’s shares.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

55

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays an annual fee of 0.20% of its average daily net assets. With respect to the Fixed Income Fund and Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2019. These shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board of Directors. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Because the shareholder servicing fees paid to Bessemer are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

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INDEX DESCRIPTIONS

Below are descriptions of the various indices for the Funds as of January 31, 2017. You cannot invest directly in an index.

Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index: The Bank of America (“BofA”) Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index is a subset of The BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 years and less than 12 years and rated AAA through AA3, inclusive.

MSCI ACWI SMID Cap Index: The MSCI ACWI SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 7,440 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

MSCI ACWI Large Cap Index: The MSCI ACWI Large Cap Index captures large cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 1,176 constituents, the index covers about 70% of the free float-adjusted market capitalization in each country.

Lipper Short-Intermediate Municipal Debt Funds Index: The Lipper Short-Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The Lipper index does not include the expenses of the mutual funds included in the index.

MSCI All Country World Index: The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 2,484 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index: The BofA Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index is comprised of all securities in the BofA Merrill Lynch US Corporate & Government Index with a remaining term to final maturity less than 10 years and rated AAA through A3, inclusive. The BofA Merrill Lynch US Corporate & Government Index tracks the performance of US dollar denominated investment grade debt (based on an average rating of Moody’s, S&P and Fitch) publicly issued in the US domestic market (including US Treasury, US agency, foreign government, supranational and corporate securities) with at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for US Treasuries and $250 million for all other securities.

MSCI ACWI Investable Market Index (IMI) (Net): The MSCI ACWI Investable Market Index (IMI) (Net) captures large, mid and small cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 8,616 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

57

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand each Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions.

Information for the past five fiscal years ended October 31, 2016 has been audited by Ernst & Young LLP, whose report, along with the Funds’ audited financial statements, is included in the Annual Report which is available upon request free of charge.

58

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS–ALL CAP CORE FUND

(For a share outstanding throughout each period)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.92	$15.00	$13.92	$11.53	11.13

Investment Operations:
Net investment income	0.14 [a]	0.15 [a]	0.21 [a]	0.24 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments	(0.05)	(0.41)	1.08	2.38	0.25
Total from investment operations	0.09	(0.26)	1.29	2.62	0.44

Distributions:
Net investment income	(0.16)	(0.19)	(0.21)	(0.23)	(0.04)
Net realized gains	(0.16)	(0.63)	—	—	—
Total distributions	(0.32)	(0.82)	(0.21)	(0.23)	(0.04)
Net asset value, end of period	$13.69	$13.92	$15.00	$13.92	$11.53

Total return	0.7%	(1.7)%	9.4%	23.1%	3.9%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,246,197	$1,145,892	$1,029,373	$835,858	$569,710
Ratio of expenses to average net assets before expense waivers	1.00%[b]	1.01%	1.04%	1.06%	1.07%
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.07%	1.02%	1.46%	1.91%	1.69%
Portfolio turnover rate	34%	43%	43%	63%	86%

[a]	Calculated using the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.
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OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–LARGE CAP STRATEGIES FUND

(For a share outstanding throughout each period)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.01	$13.20	$12.09	$9.69	$9.12

Investment Operations:
Net investment income	0.08 [a]	0.12 [a]	0.10 [a]	0.11 [a]	0.09 [a]
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.16	0.13	1.09	2.36	0.63
Total from investment operations	0.24	0.25	1.19	2.47	0.72

Distributions:
Net investment income	(0.10)	(0.10)	(0.08)	(0.07)	(0.15)
Net realized gains	(0.20)	(0.34)	—	—	—
Total distributions	(0.30)	(0.44)	(0.08)	(0.07)	(0.15)
Net asset value, end of period	$12.95	$13.01	$13.20	$12.09	$9.69

Total return	1.9%	2.0%	9.9%	25.7%	8.0%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$14,595,891	$14,141,401	$12,624,586	$9,564,418	$4,145,804
Ratio of expenses to average net assets before expense waivers	1.11%[b]	1.11%[b]	1.12%[b]	1.15%[b]	1.18%
Ratio of expenses to average net assets after expense waivers	1.11%	1.11%	1.12%	1.15%	1.15%
Ratio of net investment income to average net assets	0.67%	0.88%	0.82%	1.00%	0.93%
Portfolio turnover rate	50%	61%	51%	42%	55%

[a]	Calculated using the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.

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OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS–SMALL & MID CAP STRATEGIES FUND

(For a share outstanding throughout each period)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.86	$17.09	$17.30	$14.64	$14.34

Investment Operations:
Net investment income	0.09 [a]	0.09 [a]	0.12 [a]	0.12 [a]	0.11 [a]
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	0.66	0.40	0.83	3.61	0.95

Total from investment operations	0.75	0.49	0.95	3.73	1.06
Distributions:
Net investment income	(0.12)	(0.13)	(0.13)	(0.16)	(0.10)
Net realized gains	(0.68)	(1.59)	(1.03)	(0.91)	(0.66)
Total distributions	(0.80)	(1.72)	(1.16)	(1.07)	(0.76)
Net asset value, end of period	$15.81	$15.86	$17.09	$17.30	$14.64

Total return	5.1%	2.9%	5.7%	26.8%	8.0%

Annualized Ratios/Supplemental Data:

Net assets at end of period (000’s)	$5,471,624	$5,449,609	$6,385,783	$6,624,651	$4,876,907
Ratio of expenses to average net assets before expense waivers	1.16%[b]	1.16%[b]	1.15%[b]	1.16%[b]	1.17%[b]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.11%	1.11%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.61%	0.56%	0.67%	0.73%	0.78%
Portfolio turnover rate	48%	50%	38%	31%	28%

[a]	Calculated using the average shares method for the period.

[b]	When counterparties post cash collateral with respect to various swap transactions, the Fund may invest the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statement of Operations and expense ratio.

61

OLD WESTBURY FUNDS, INC.

FINANCIAL HIGHLIGHTS–STRATEGIC OPPORTUNITIES FUND

(For a share outstanding throughout each period)

	Year Ended October 31,
	2016 [a]	2015 [a]	2014	2013	2012
Net asset value, beginning of period	$7.65	$8.20	$8.24	$7.51	$7.23

Investment Operations:
Net investment income	0.12 [b]	0.09 [b]	0.09 [b]	0.15 [b]	0.22 [b]
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	(0.10)	(0.02)	0.36	0.76	0.41
Total from investment operations	0.02	0.07	0.45	0.91	0.63

Distributions:
Net investment income	(0.12)	(0.17)	(0.27)	(0.18)	(0.35)
Net realized gains	(0.14)	(0.45)	(0.22)	—	—
Total distributions	(0.26)	(0.62)	(0.49)	(0.18)	(0.35)
Net asset value, end of period	$7.41	$7.65	$8.20	$8.24	$7.51

Total return	0.2%	0.9%	5.9%	12.3%	9.4%

Annualized Ratios/Supplemental Data:

Net assets at end of period (000’s)	$5,934,053	$7,095,756	$5,598,552	$5,737,691	$7,023,142
Ratio of expenses to average net assets before expense waivers	1.32%[c]	1.32%[c]	1.32%[c]	1.32%[c]	1.35%[c]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.67%	1.16%	1.14%	1.97%	3.09%
Portfolio turnover rate	114%	70%	82%	61%	122%

[a]	Consolidated Financial Highlights.
[b]	Calculated using the average shares method for the period.

[c]	When counterparties post cash collateral with respect to various swap transactions, the Fund may invest the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statement of Operations and expense ratio.

62

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–FIXED INCOME FUND

(For a share outstanding throughout each period)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.19	$11.22	$11.34	$11.66	$11.80

Investment Operations:
Net investment income	0.12 [a]	0.12 [a]	0.11 [a]	0.14 [a]	0.20 [a]
Net realized and unrealized gains/(losses) on investments	0.11	0.00 [b]	(0.01)	(0.18)	0.20
Total from investment operations	0.23	0.12	0.10	(0.04)	0.40

Distributions:
Net investment income	(0.14)	(0.15)	(0.20)	(0.22)	(0.28)
Net realized gains	—	—	(0.02)	(0.06)	(0.26)
Total distributions	(0.14)	(0.15)	(0.22)	(0.28)	(0.54)
Net asset value, end of period	$11.28	$11.19	$11.22	11.34	$11.66
Total return	2.1%	1.1%	0.9%	(0.3)%	3.5%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$785,417	$583,204	$563,716	$533,444	$491,311
Ratio of expenses to average net assets before expense waivers	0.74%	0.74%	0.75%	0.75%	0.76%
Ratio of expenses to average net assets after expense waivers	0.64%	0.64%	0.65%	0.65%	0.66%
Ratio of net investment income to average net assets	1.07%	1.03%	0.94%	1.26%	1.69%
Portfolio turnover rate	68%	67%	65%	78%	64%

[a]	Calculated using the average shares method for the period.
[b]	Amount is less than $0.005 per share.
63

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.00	$12.02	$11.96	$12.33	$11.96

Investment Operations:
Net investment income	0.14 [a]	0.15 [a]	0.14 [a]	0.17 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments	0.10	0.03	0.10	(0.25)	0.40
Total from investment operations	0.24	0.18	0.24	(0.08)	0.59

Distributions:
Net investment income	(0.14)	(0.15)	(0.15)	(0.17)	(0.19)
Net realized gains	(0.01)	(0.05)	(0.03)	(0.12)	(0.03)
Total distributions	(0.15)	(0.20)	(0.18)	(0.29)	(0.22)
Net asset value, end of period	$12.09	$12.00	$12.02	$11.96	$12.33
Total return	2.1%	1.5%	2.0%	(0.7)%	5.0%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$2,055,136	$1,375,043	$1,326,109	$1,244,693	$1,098,750
Ratio of expenses to average net assets before expense waivers	0.69%	0.70%	0.70%	0.71%	0.73%
Ratio of expenses to average net assets after expense waivers	0.59%	0.60%	0.60%	0.61%	0.63%
Ratio of net investment income to average net assets	1.17%	1.28%	1.20%	1.38%	1.55%
Portfolio turnover rate	44%	31%	55%	51%	34%

[a]	Calculated using the average shares method for the period.
64

OLD WESTBURY FUNDS, INC.

Shareholder Privacy

Below is a summary of the non-public personal information that we may collect and maintain during the course of our relationship, our policy regarding the use of that information, and the measures we take to safeguard that information. We do not sell non-public personal information to anyone and only share it with others as described below.

Information We Collect

In the course of our business relationship, we may obtain non-public personal information about you, including:

•	Information we receive from you in applications, forms, or other documents (such as your name, address, and social security number, driver’s license number, and state identification card number).
•	Information about your investments or transactions with us.

Disclosure Policy

We will not disclose your non-public personal information except as permitted or required by law. For example, we may disclose such non-public personal information to affiliated or unaffiliated service providers that provide assistance in servicing or maintaining your account or other business relationship such as, mailing shareholder reports or providing periodic account statements or to third parties in response to a subpoena or regulatory inquiry. We may also disclose your non-public personal information to governmental entities such as sending annual income statement to the U.S. Internal Revenue Service.

Information Security

We require our service providers with whom your non-public personal information is shared to adopt policies and procedures reasonably designed to restrict access to and use of your non-public personal information and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

This information is being provided in accordance with the provisions of Section V of the Gramm-Leach-Bliley Act and the regulations of Securities and Exchange Commission issued thereunder.

A Statement of Additional Information (SAI) dated March 1, 2017 is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607-2200. The Funds do not make their SAI or Annual and Semi-Annual Reports available through the internet because the Funds do not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

In person: Public Reference Room in Washington, D.C.

(For information about their operation, call 1-202-551-8090.)

By mail:	Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414307

Cusip 680414109

Cusip 680414406

Cusip 680414505

Cusip 680414604

Cusip 680414802

Investment Company Act file no. 811-07912

A21-1703PROS	Old Westbury Funds, Inc.	03/17